UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2002

1-6880
(Commission File Number)

U.S. BANCORP
(Exact name of Registrant as specified in its charter)

DELAWARE (State of incorporation)	41-0255900 (I.R.S. Employer Identification Number)

U.S. Bank Place
225 South Sixth Street, Minneapolis, Minnesota 55402-4302
(Address of Registrant’s principal executive office)

(612) 973-1111
(Registrant’s telephone number)

Statement Under Oath - Principal Executive Officer
Statement Under Oath - Principal Financial Officer

ITEM 9. Regulation FD Disclosure.

     On August 7, 2002, each of the Chief Executive Officer, Jerry A. Grundhofer, and Chief Financial Officer, David M. Moffett, of U.S. Bancorp submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

     A copy of each statement is attached hereto as an Exhibit and incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits

     (c)  Exhibits.

99.1	Statement under oath of principal executive officer dated August 7, 2002.
99.2	Statement under oath of principal financial officer dated August 7, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By	/s/ Lee R. Mitau Lee R. Mitau Executive Vice President

DATE: August 7, 2002